                                  EXHIBIT 24


                               POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears below constitutes and appoints ADOLPH J. FERRO, Ph.D., GILBERT N. MILLER, and each of them his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Epitope, Inc., for its fiscal year ended September 30, 1996, and any and all amendments to the report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or each of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, this power of attorney has been signed by the following person in the capacity indicated effective as of November 5, 1996.


          Name                                      Title



-------------------------------------         Director
Roger L. Pringle

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears below constitutes and appoints ADOLPH J. FERRO, Ph.D., GILBERT N. MILLER, and each of them his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Epitope, Inc., for its fiscal year ended September 30, 1996, and any and all amendments to the report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or each of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, this power of attorney has been signed by the following person in the capacity indicated effective as of November 5, 1996.


          Name                                      Title



--------------------------------------        Director
W. Charles Armstrong

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears below constitutes and appoints ADOLPH J. FERRO, Ph.D., GILBERT N. MILLER, and each of them his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Epitope, Inc., for its fiscal year ended September 30, 1996, and any and all amendments to the report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or each of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, this power of attorney has been signed by the following person in the capacity indicated effective as of November 5, 1996.


          Name                                      Title



-------------------------------------         Director
Richard K. Donohue

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears below constitutes and appoints ADOLPH J. FERRO, Ph.D., GILBERT N. MILLER, and each of them his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Epitope, Inc., for its fiscal year ended September 30, 1996, and any and all amendments to the report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or each of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, this power of attorney has been signed by the following person in the capacity indicated effective as of November 5, 1996.


          Name                                      Title



-------------------------------------         Director
Margaret H. Jordan

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears below constitutes and appoints ADOLPH J. FERRO, Ph.D., GILBERT N. MILLER, and each of them his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Epitope, Inc., for its fiscal year ended September 30, 1996, and any and all amendments to the report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or each of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, this power of attorney has been signed by the following person in the capacity indicated effective as of November 5, 1996.


          Name                                      Title



--------------------------------------        Director
R. Douglas Norby

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears below constitutes and appoints ADOLPH J. FERRO, Ph.D., GILBERT N. MILLER, and each of them his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Epitope, Inc., for its fiscal year ended September 30, 1996, and any and all amendments to the report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or each of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, this power of attorney has been signed by the following person in the capacity indicated effective as of November 5, 1996.


          Name                                      Title



--------------------------------------        Director
Michael J. Paxton

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears below constitutes and appoints ADOLPH J. FERRO, Ph.D., GILBERT N. MILLER, and each of them his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Epitope, Inc., for its fiscal year ended September 30, 1996, and any and all amendments to the report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or each of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, this power of attorney has been signed by the following person in the capacity indicated effective as of November 5, 1996.


          Name                                      Title



--------------------------------------        Director
G. Patrick Sheaffer

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears below constitutes and appoints ADOLPH J. FERRO, Ph.D., GILBERT N. MILLER, and each of them his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Epitope, Inc., for its fiscal year ended September 30, 1996, and any and all amendments to the report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or each of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, this power of attorney has been signed by the following person in the capacity indicated effective as of December 23, 1996.


          Name                                Title



-------------------------------------   Controller
Mark V. Allred                          (Principal accounting officer)

                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears below constitutes and appoints ADOLPH J. FERRO, Ph.D., GILBERT N. MILLER, and each of them his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Epitope, Inc., for its fiscal year ended September 30, 1996, and any and all amendments to the report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or each of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, this power of attorney has been signed by the following person in the capacity indicated effective as of November 5, 1996.



          Name                                Title



--------------------------------- President, Chief Executive
Adolph J. Ferro, Ph.D.                  Officer, and Director
                                  (Principal executive officer)



--------------------------------- Executive Vice-President,
Gilbert N. Miller                       Chief Financial Officer, and
Treasurer
                                  (Principal financial officer)



--------------------------------- Director
Andrew S. Goldstein